UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00

                          MONTHLY OPERATING REPORT
          File with Court and submit copy to United States Trustee
                    within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------
                                                       DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                      FORM NO.       ATTACHED      ATTACHED
-------------------------------------------------------------------------------
Schedule of Cash Receipts and
  Disbursements                         MOR-1               X
     Bank Reconciliation (or copies
       of debtor's bank
       reconciliations)                 MOR-1 (con't)       X
     Copies of bank statements                              X
     Cash disbursements journals                            X
Statement of Operations                 MOR-2               X
Balance Sheet                           MOR-3               X
Status of Postpetition Taxes            MOR4                X
     Copies of IRS Form 6123 or
       payment receipt                                      X
     Copies of tax returns filed
       during reporting period                              N/A
Summary of Unpaid Postpetition Debts    MOR4                X
     Listing of aged accounts
       payable                                              X
Accounts Receivable Reconciliation
  and Aging                             MOR-5               X
Debtor Questionnaire                    MOR-5               X
-------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------------------------------------------------
Signature of Debtor                                         Date

-------------------------------------------------------------------------------
Signature of Joint Debtor                                   Date


/s/ Dawn E. Larson                                          November 8, 2000
-------------------------------------------------------------------------------
Signature of Authorized Individual*                         Date



Dawn E. Larson                                   Chief Financial Officer
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual




* AUTHORIZED INDIVIDUAL MUST BE AN OFFICER, DIRECTOR, OR SHAREHOLDER IF DEBTOR IS A CORPORATION; A PARTNER IF DEBTOR IS A PARTNERSHIP; A MANAGER OR MEMBER IF DEBTOR IS A LIMITED LIABILITY COMPANY.


                                                                Form MOR

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00

                SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement
The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM 1R-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
                                           BANK ACCOUNTS                        CURRENT MONTH                 FILING TO DATE
                           OPER.        PAYROLL     TAX        OTHER         ACTUAL        PROJECTED        ACTUAL        PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH  $       -     $ 154,516          $        -      $    156,516          -       $      7,126            -

RECEIPTS
CASH SALES                                                                $        -                    $        -              -
ACCOUNTS RECEIVABLE       12,209,236                                      $ 12,209,236    8,550,000     $ 45,097,328     31,947,000
SALE OF ASSETS                                                            $        -                    $        -              -
OTHER (ATTACH LIST)         (486,003)               25       1,418,188    $    932,210                  $  2,131,234            -
TRANSFERS (FROM DIP ACCTS)        50     918,719    25       5,872,012    $  6,790,806                  $ 31,406,244            -
ADVANCES FROM REVOLVER                                                    $        -        432,000     $  2,192,321      3,071,000
TOTAL RECEIPTS            11,723,283     918,719    50       7,290,200      19,932,252    8,982,000     $ 80,827,127     35,018,000

DISBURSEMENTS
PAYROLL & TAXES            1,676,012     892,803                 9,185    $  2,578,000    2,310,000     $ 10,745,732      9,306,000
                                                                          $        -                    $        -              -
SALES, USE, & OTHER TAXES                                                 $        -                    $        -              -
INVENTORY PURCHASES        1,161,279                         3,940,721    $  5,102,000    4,320,000     $ 24,891,692     17,851,000
SECURED/RENTAL/LEASES                                          392,000    $    392,000      352,000     $    775,748        524,000
OPERATING EXPENSES             3,752                         2,384,248    $  2,388,000    1,600,000     $ 10,078,081      6,223,000
ADMINISTRATIVE                                                            $        -                    $     20,000            -
SELLING                                                                   $        -                    $        -              -
LOAN PAYMENTS              1,864,544                                      $  1,864,544                  $  1,864,544         95,000
CAPITAL EXPENDITURES                                                               -         50,000           43,311        319,000
OTHER (ATTACH LIST)          225,815      (1,416)              202,761    $    427,160                  $    355,954            -
OWNER DRAW*                                                               $        -                    $        -              -
TRANSFERS (TO DIP ACCTS)   6,790,756                50                    $  6,790,806                  $ 31,406,245            -
                                                                          $        -                    $        -              -
PROFESSIONAL FEES                                              360,785    $    360,785      350,000     $    456,723        700,000
U.S. TRUSTEE QUARTERLY FEES                                        500    $        500                  $     12,750            -
COURT COSTS                                                               $        -                    $        -              -
TOTAL DISBURSEMENTS       11,722,158     891,387    50       7,290,200      19,903,795    8,982,000     $ 80,650,780     35,018,000

NET CASH FLOW                  1,125      27,332     -             -      $     28,457          -       $    176,347            -
(RECEIPTS LESS
  DISBURSEMENTS)
CASH-END OF MONTH              1,125     181,848     -             -      $    182,973  $       -       $    182,973            -

-----------------------------------------------------------------------------------------------------------------------------------

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


THE FOLLOWING SECTION MUST BE COMPLETED
-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                      19,903,795
  LESS TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                         6,790,806
  PLUS ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (ie, from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                          13,112,989
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                          Form MOR-1

                           DISTRICT OF DELAWARE


In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00


                SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


OTHER DETAIL

Receipts:
  Adjustment made to
    reverse prior period
    neg balance reclassed
    to AP                    (763,327)                           (333,364)      (1,096,691.00)
  Adjustment made to                                                                     0.00
    reclass negative                                                                     0.00
    cash balance to AP              0                           1,653,392        1,653,392.00
  Uncashed Payroll checks       1,159                                                1,159.00
  Close State Street DDA       12,747                                               12,747.00
  Fleet returns LOC           250,000                                              250,000.00
  Vendor Refunds                9,221                                                9,221.00
  August Reclass                4,197                                                4,197.00
  Stopped checks                  -                                98,160           98,160.00

  TOTAL                      (486,003)       0          25      1,418,188             932,185
                          =================================================  =================

Disbursements:
  Variance between G/L &      225,815      (1,416)       0        202,761          427,160.00
  manual records                                                                            0
                          =================================================  =================


Note: For the Operating and the Other/Disbursements Account, the source for the expense categorization is a manual log kept by the Treasurer. All receipts data is from G/L entries as are Transfers to DIP Accounts and Payroll and Taxes.



                                                        Form MOR-1(2)

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00


                                                       STATEMENT OF OPERATIONS
                                                          (INCOME STATEMENT)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Cumulative Filing
REVENUES                                                                                 Month          to Date
-------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                   $  11,445,461.00 $  49,982,452.00
Less: Returns and Allowances                                                     $     342,780.00 $   1,671,288.00
Net Revenue                                                                      $  11,102,681.00 $  48,311,164.00
COST OF GOODS SOLD
Beginning Inventory                                                              $  17,017,300.00 $  15,400,713.00
Add: Purchases                                                                   $   4,184,587.00 $  22,030,044.00
Add: Cost of Labor                                                               $   1,385,922.00 $   5,721,418.00
Add: Other Costs (attach schedule)                                               $   2,830,465.00 $  12,563,409.00
Less: Ending Inventory                                                           $  16,736,280.00 $  16,736,280.00
Cost of Goods Sold                                                               $   8,681,994.00 $  38,979,304.00
Gross Profit                                                                     $   2,420,687.00 $   9,331,860.00
OPERATING EXPENSES
Advertising                                                                      $      50,493.00 $     318,854.00
Auto and Truck Expense                                                           $         235.00 $         459.00
Bad Debts                                                                        $      84,000.00 $     417,000.00
Contributions                                                                    $          75.00 S       2,879.00
Employee Benefits Programs                                                       $      31,471.00 $     137,749.00
Insider Compensation*                                                            $     210,504.00 S     738,809.00
Insurance                                                                        $     (48,624.00)$      30,212.00
Management Fees/Bonuses                                                          $     326,097.00 $     531,499.00
Office Expense                                                                   $      10,553.00 $      51,244.00
Pension & Profit Sharing Plans                                                   $            -   $            -
Repairs and Maintenance                                                          $      10,989.00 $      51,684.00
Rent and Lease Expense                                                           $      51,688.00 $     291,225.00
Salaries/Commissions/Fees                                                        $     411,967.00 $   1,956,892.00
Supplies                                                                         $      24,793.00 $      44,772.00
Taxes - Payroll                                                                  $      22,530.00 $     108,126.00
Taxes - Real Estate                                                              $       1,480.00 $       1,480.00
Taxes - Other                                                                    $       9,138.00 $      31,126.00
Travel and Entertainment                                                         $      15,560.00 $     100,598.00
Utilities                                                                        $       5,520.00 S      29,412.00
Other (attach schedule)                                                          $     695,461.00 $   3,390,238.00
Total Operating Expenses Before Depreciation                                     $   1,913,930.00 $   8,234,258.00
Depreciation/Depletion/Amortization                                              $      11,479.00 $      58,621.00
Net Profit (Loss) Before Other Income & Expenses                                 $     495,278.00 $   1,038,981.00
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                   $            -   $       5,092.00
Interest Expense                                                                 $     755,032.00 $   3,375,354.00
Other Expense (attach schedule)                                                  $            -   $            -
Net Profit (Loss) Before Reorganization Items                                    $    (259,754.00)$  (2,331,281.00)
REORGANIZATION ITEMS
Professional Fees                                                                $   1,104,959.00 $   2,112,871.00
U.S. Trustee Quarterly Fees                                                      $            -   $      12,750.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)     $            -   $            -
Gain (Loss) from Sale of Equipment                                               $            -   $            -
Other Reorganization Expenses (attach schedu1e)                                  $     233,343.00 $     690,786.00
Total Reorganization Expenses                                                    $   1,338,302.00 $   2,816,407.00
Income Taxes                                                                     $            -   $         603.00
Net Profit (Loss)                                                                $  (1,598,056.00)$  (5,148,291.00)

*  "Insider" is defined in 11 U.S.C. Section 101(31)




                                                                                                        Form MOR-2

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00


                                                   STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Cumulative Filing
BREAKDOWN OF "OTHER" CATEGORY                                                            Month          to Date
-------------------------------------------------------------------------------------------------------------------

Other Costs
MFG,QA/QC,G&A                                                                    $   2,453,959.00    12,186,903.00


Other Operational Expenses
OUTSIDE LABOR                                                                    $      44,895.00       164,841.00
PROFESSIONAL SERVICES                                                            $      72,998.00       102,872.00
RUBBISH REMOVAL                                                                  $       2,193.00         2,774.00
TELEPHONE/TELECOMMUNICATION                                                      $      27,717.00       490,294.00
FREIGHT OUT                                                                      $     463,347.00     2,249,848.00
LICENSES & FEES                                                                  $     (11,088.00)       (1,424.00)
RECRUITMENT                                                                      $      (5,138.00)       98,940.00
ROYALTIES                                                                        $      73,000.00       179,000.00
MISCELANEOUS                                                                     $         545.00        97,134.00
BANK SERVICE CHARGES                                                             $      13,338.00        26,563.00
OTHER PROFESSIONAL FEES/RESTRUCTURING                                            $            -         289,296.00
MATERIAL HANDLING                                                                $       2,589.00         8,399.00
DUES & SUBSCRIPTIONS                                                             $         265.00         2,733.00
TRAINING AND EDUCATION                                                           $      10,800.00        10,800.00


Other Income
INTEREST INCOME                                                                                          $5,092.00



Other Expenses





Other Reorganization Expenses
CIT DIP LOAN FEE AMORTIZATION                                                    $     174,868.00 $     632,311.00
Printing Charges for Disclosure Statement, etc.                                  $      58,475.00 $      58,475.00


-----------------------------------------------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.



                                                                                                Form MOR-2 (CONT)

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00


                               BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
           ASSETS                          MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents     $     386,385.00       $   1,000,229.00
Restricted Cash and Cash
  Equivalents (see continuation
  sheet)                              $      26,331.00       $     792,103.00
Accounts Receivable (Net)             $  12,726.929.00       $  11,016,161.00
Notes Receivable                      $            -         $            -
Inventories                           $  16,736,280.00       $  15,400,713.00
Prepaid Expenses                      $   5,776,648.00       $   1,268,263.00
Professional Retainers                $            -         $            -
Other Current Assets (attach
  schedule)                           $     698,728.00       $     705,643.00
TOTAL CURRENT ASSETS                  $  36,351,301.00       $  30,183,112.00

PROPERTY AND EQUIPMENT
Real Property and Improvements        $  11,478,211.00       $  11,477,757.00
Machinery and Equipment               $  44,833,634.00       $  44,790,150.00
Furniture, Fixtures, and
  Office Equipment                    $   3,042,252.00       $   2,897,200.00
Leasehold Improvements                $   2,922,238.00       $   2,922,238.00
Vehicles                              $     120,610.00       $     120,610.00
Less Accumulated Depreciation         $  37,807,257.00       $  36,705,379.00
TOTAL PROPERTY & EQUIPMENT            $  24,589,688.00       $  25,502,576.00

OTHER ASSETS
Loans to Insiders*                    $            -         $            -
Other Assets (attach schedule)        $     131,089.00       $     (17,227.00)
TOTAL OTHER ASSETS                    $     131,089.00       $     (17,227.00)

TOTAL ASSETS                          $  61,072,078.00       $  55,668,462.00


--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
     LIABILITIES AND OWNER EQUITY          MONTH             PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
  COMPROMISE (POSTPETITION)
Accounts Payable                      $   5,159,984.00       $            -
Taxes Payable (refer to
  Form MOR-4)                         $     184,886.00       $            -
Wages Payable                         $   1,281,838.00       $            -
Notes Payable                         $  32,996,660.00       $            -
Rent/Leases - Building/
  Equipment                           $            -         $            -
Secured Debt/Adequate
  Protection Payments                 $   3,211,093.00       $            -
Professional Fees                     $     175,000.00       $     765,232.00
Amounts Due to Insiders*              $     679,700.00       $     114,604.00
Other Postpetition Liabilities
  (attach schedule)                   $   6,117,426.00       $   1,502,811.00
TOTAL POSTPETITION LIABILITIES        $  49,806,587.00       $   2,382,647.00
LIABILITIES SUBJECT TO
  COMPROMISE (Pre-Petition)
Secured Debt                          $  43,818,492.00       $  77,623,015.00
Priority Debt                         $   1,274,632.00       $   3,346,223.00
Unsecured Debt                        $  23,839,597.00       $  25,136,522.00
TOTAL PRE-PETITION LIABILITIES        $  68,932,721.00       $ 106,105,760.00
TOTAL LIABILITIES                     $ 118,739,308.00       $ 108,488,407.00
OWNER EQUITY                          $            -         $            -
Capital Stock                         $       7,359.00       $       7,359.00
Additional Paid-In Capital            $   7,016,050.00       $   7,015,215.00
Partners' Capital Account             $            -         $            -
Owner's Equity Account                $            -         $            -
Retained Earnings - Pre-petition      $ (59,540,146.00)      $ (59,540,146.00)
Retained Earnings - Postpetition      $  (4,848,121.00)
Adjustments to Owner Equity
  (attach schedule)                   $    (302,373.00)      $    (302,373.00)
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)                   $            -         $            -
NET OWNER EQUITY                      $ (57,667,231.00)      $ (52,819,945.00)
TOTAL LIABILITIES AND OWNERS'
  EQUITY                              $  61,072,078.00       $  55,668,462.00
--------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31)



                                                                    Form MOR-3

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00

                     BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
           ASSETS                          MONTH             PETITION DATE
--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
EMPLOYEE LOANS                    $       5,162.00           $       4,980.00
PAYROLL EXCHANGE                  $     (33,560.00)          $     (26,463.00)
OTHER CURRENT ASSETS              $     727,126.00           $     727,126.00
REFUNDABLE INCOME TAXES           $            -             $            -



OTHER ASSETS
RENT & UTILITY DEPOSITS           $     131,089.00           $     (17,227.00)






--------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF
                                      CURRENT REPORTING      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY               MONTH             PETITION DATE
--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
ACCRUED INSURANCE                 $   1,498,047.00           $            -
OTHER ACCRUED EXPENSES            $    (332,850.00)          $            -
ACCRUED FREIGHT                   $      51,370.00           $            -
ACCRUED EMPLOYEE RELOCATING
  & RECRUTING                     $      55,000.00           $     123,802.00
ACCRUED COMMISSIONS               $     353,668.00           $            -
ACCRUED ROYALTIES                 $      13,359.00           $            -
ACCRUED 401 K PLAN                $      81,784.00           $            -
ACCRUED STATE EXISE TAX           $            -             $            -
ACCRUED PROMOTION &
  DEVELOPMENT                     $     109,973.00           $            -
RESTRUCTURING RESERVE             $   2,915,361.00           $            -
UNEARNED INCOME                   $     881,826.00           $     881,826.00
DEFERRED RENT                     $     178,318.00           $     156,634.00
DISCONTINUED OPERATIONS           $     311,570.00           $     340,549.00


ADJUSTMENTS TO OWNER EQUITY
TREASURY STOCK                    $     302,373.00           $     302,373.00


POSTPETITION CONTRIBUTIONS
  (DISTRIBUTIONS)(DRAWS)


--------------------------------------------------------------------------------

Restricted Cash:  Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.



                                                             Form MOR-3 (CONT)

In re: NutraMax Products, Inc.                         Case No. 00-1838
-------------------------------------------
                    Debtor                 Reporting Period  8/27/00-9/30/00


                       STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT                                                 ENDING
                                                   BEGINNING       WITHHELD      AMOUNT                      CHECK NO.     TAX
                                                   TAX LIABILITY  OR ACCRUED     PAID         DATE PAID      OR EFT      LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                        $     -        $ 241,266   $ 241,266     see attached                 $      -
FICA-Employee                                      $     -        $ 137,894   $ 137,894     see attached                 $      -
FICA-Employer                                      $     -        $ 137,894   $ 137,894     see attached                 $      -
Unemployment                                       $     -        $   1,369   $   1,369     see attached                 $      -
Income                                             $     -        $    (107)       (107)    see attached                 $      -
Other: _________________________                   $     -        $     286   $     286     see attached                 $      -
     Total Federal Taxes                           $     -        $ 518,602   $ 518,602                       $ -        $      -

STATE AND LOCAL

Withholding                                                       $  65,814   $  65,814     see attached
Sales
Excise
Unemployment                                                      $   8,558   $   7,015     see attached                 $  1,543
Real Property                                      $   153,695    $  48,191   $  31,803     various                      $170,073
Personal Property
Other: Franchise Tax_________________              $    19,000    $   4,750   $  10,480                                  $ 13,270

     Total State and Local                         $   172,685    $ 127,313   $ 115,112     $      -         $ -         $184,886

TOTAL TAXES                                        $   172,685    $ 645,915   $ 633,714     $      -         $ -         $184,886
---------------------------------------------------------------------------------------------------------------------------------


                                                 SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

---------------------------------------------------------------------------------------------------------------------------------
                                                                            Number of Days Past Due
                                                   -----------------------------------------------------------------
                                                       Current        0-30        31-60        61-90       Over 90         Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                   $   5,159,984
Wages Payable                                      $   1,281,838
Taxes Payable                                      $     184,886
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments          $   3,211,093
Professional Fees                                  $     175,000
Amounts Due to Insiders*                           $  679,700.00
Other:_________________________                    $  39,114,086

TOTAL POSTPETITION DEBTS                           $  49,806,587    $      -      $    -       $    -      $    -   $    -  $   -
--------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Note:  No tax returns were filed during Fiscal September, 2000.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31)



                                                                                                                      Form MOR-4

In re: NutraMax Products, Inc.                         Case No. 00-1838
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                    Debtor                 Reporting Period  8/27/00-9/30/00


        ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

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                Accounts Receivable Reconciliation                  Amount
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Total Accounts Receivable at the
  beginning of the reporting period                              $16,751,851.00
+ Amounts billed during the period                               $10,810,874.00
- Amounts collected during the period                            $12,209,236.00
Total Accounts Receivable at the end of
  the reporting period                                           $15,353,489.00

Accounts Receivable Aging

0-30 days old                                                    $14,231,392.00
31-60 days old                                                   $ 1,063,022.00
61-90 days old                                                   $   110,099.00
91+ days old                                                     $   (51,024.00)
Total Accounts Receivable                                        $15,353,489.00
Amount considered uncollectible (Bad Debt)                       $(2,626,560.00)
Accounts Receivable (Net)                                        $12,726,929.00
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                            DEBTOR QUESTIONNAIRE

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                                                                  Yes      No
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1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                    X

2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                 X

3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                             X

4.   Are workers' compensation, general liability, and other
     necessary insurance coverages in effect? If no, provide
     an explanation below.                                         X
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2.   Dormant non-DIP checking account with State Street Bank & Trust was closed and the balance transferred to the Operating Account as noted
     on MOR-1.
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                                                                     Form MOR-5